Exhibit 99.2

January 4, 2012

Mr. Marshall Diamond-Goldberg

Legend Oil and Gas Ltd.

1420 5th Avenue, Suite 2200

Seattle, WA 98101

Re:	Evaluation, December 31, 2010

Woodson County Kansas

Dear Mr. Diamond-Goldberg,

This letter is to clarify the report previously submitted, dated May 19, 2011. This report was prepared for Legend Oil and Gas Ltd. (Legend) to fulfill SEC requirements. The effective date is 12/31/2010 and was completed as stated above. This report covers oil producing properties held by Legend in the geographic area of Woodson County, Kansas. This report covers less than 1% of the reserves held by Legend. All assumptions, data, methods and procedures used are appropriate for the reports purpose. The economic assumptions were documented in the report. The possible effects of regulation on the ability to recover the estimated reserves, is not expected to be significant. The reserve estimates are considered very low risk. Unforeseen mechanical problems may influence recovery of the estimated reserves. This report was prepared using all methods and procedures deemed necessary.

The reserve estimates provided in this report were prepared using generally accepted evaluation practices. The reserves reported are in accordance with definitions as stated in SEC Standards and Regulations S-X. See attached definitions sheet.

Kenton L. Hupp Licensed Petroleum Engineer

KLH/mla

Enclosure

155 N. MARKET • SUITE 500 • WICHITA, KS 67202 • PH 316•265•5800 • FAX 316•265•6169

WWW.KLHOILANDGASCONSULTING.COM

DEFINITIONS

Regulation S-X Rule 4-10

(22) Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible-form a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations-prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i) The area of the reservoir considered as proved includes:

(A) The area identified by drilling and limited by fluid contacts, if any, and

(B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonably certainty of the engineering analysis on which the project or program was based; and

(B) The project has been approved for development by all necessary parties and entities, including governmental entities.

(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determines as an un-weighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

(31) Undeveloped oil and gas reserves. Undeveloped oil and gas reserves are reserves of any category that are expenditure to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

(iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of establishing reasonable certainty.

May 19, 2011

Mr. Marshall Diamond-Goldberg

Legend Oil and Gas Ltd.

1420 5th Avenue, Suite 2200

Seattle, WA 98101

Re:	Evaluation, December 31, 2010

Woodson County Kansas

Dear Mr. Diamond-Goldberg,

I have undertaken an economic appraisal and 10% discount value determination of properties operated by Legend Oil and Gas Ltd (Legend) in Woodson County Kansas. The effective date of this appraisal is December 31, 2010. Information used was taken from records provided by Legend as well as public records. Also determined in this appraisal, is the proved producing reserves for each lease and proved undeveloped reserves on planned 2011 drilling wells.

All leases produce from the squirrel sand. The oldest producing lease started in 1970 and the newest in 2005. Most began in the 1980’s. Total production currently is about 10 BOPD from 37 producing wells or .27 BOPD per well. You have indicated significant work was required to upgrade equipment and operating practices. Also that water flooding is planned. These are expected to improve production as they are implemented.

Proved undeveloped reserves have been added to three leases for planned 2011 development. The oil sales projections are based on analogous recoveries from wells drilled in this reservoir. This new drilling is reported on separate economic runs from the proved producing reserves.

For each lease a projection of future cash flow was made using the following parameters:

Working Interest:	100%
Net Revenue Interest:	87.5%
Future Oil:	Historical producing trends were projected into the future.

155 N. MARKET • SUITE 500 • WICHITA, KS 67202 • PH 316•265•5800 • FAX 316•265•6169

WWW.KLHOILANDGASCONSULTING.COM

Operating Costs:	Recent operating costs were averaged for each lease accounting for extra work to upgrade. These include ad valorem taxes. Costs were held constant.

Oil Price:	The oil price used for 2011 and beyond is the average 2010 West Texas Intermediate price, adjusted for transportation and quality.

Taxes:	Kansas state conservation taxes are 91 mills per barrel sold. The Kansas Petroleum Marketing Assessment is .05% of revenue. These leases are exempt from Kansas Severance taxes.

Valuation:	Future cash flow using the above parameters were discounted at 10% to arrive at each leases value as of December 31, 2010.

The attached spreadsheet reports for each lease, its name, legal description, 10% discount value, net proved producing reserves, and net proved undeveloped reserves.

I have prepared this evaluation based on data available as of April 2011. I make no representation that the projections made and valuations given will remain as stated.

Kenton L. Hupp Licensed Petroleum Engineer

KLH/mla

Enclosure

LEGEND OIL AND GAS LTD.

NAME	LEGAL DESCRIPTION	10% DISCOUNT VALUE	PROVED PRODUCING RESERVES, BARRELS	PROVED UNDEVELOPED RESERVES, BARRELS
BENNETT LEASE	NW4 NE4 & NE4 & N2 SE4, 21-25S-17, WOODSON CO, KS	$170,068	5,263
ELLIS MASSOTH LEASE	NW4 NW4 & E2 NW4, 22-25S-17, WOODSON CO, KS	$19,108	614
JOHN ELLIS LEASE	SW4 NW4, 22-25S-17, WOODSON CO, KS	$86,777	2,306	1,698
ORTH LEASE	NW4, 21-25S-17, WOODSON CO, KS	$53,988	1,811
ORTH/CRESS LEASE	W2 SE4 E2 W2 NE4, 22-25S-17, WOODSON CO, KS	$4,013	206
ORTH GILLESPIE SOUTH LEASE	W2 SW4, 22-25S-17, WOODSON CO, KS	$239,954	6,876	3,561
PATRICK COLLINS LEASE	S2, 17-25S-17, WOODSON CO, KS	$63,704	1,444	3,217
	TOTAL	$637,612	18,520	8,476

SUMMARY OF MARKET VALUE

LEGEND OIL AND GAS LTD.

AS OF JANUARY 1,2011.

PREPARED BY

Life	24.92 years

Discount Rates
0.00%	1,017,250
10.00%	637,611
20.00%	450,402
30.00%	340,953
40.00%	269,526
50.00%	219,281
60.00%	181,988
70.00%	153,176
80.00%	130,215
90.00%	111,463
100.00%	95,838

Prepared by KLH Consulting

155 N. Market Suite 500 Wichita, KS 67202

WWW. KLHOILANDGASCONSULTING. COM

ESTIMATED FUTURE RESERVES AND INCOME

	$00000000	$00000000	$00000000	$00000000	$00000000	$00000000	$00000000	$00000000	$00000000	$00000000
				LEGEND OIL AND GAS LTD.
		Gross Production		Gross			Net Production		Average Prices
	Well	OIL	GAS	Operating	Working	Revenue	OIL	GAS	OIL	GAS
Year	Cni	Unit	Unit	Costs	Interest	Interest	Unit	Unit	$/unit	$/unit
2011	42	3,717	0	69,360			3,253	0	73.05	0.00
2012	42	3,729	0	69,360			3,263	0	73.05	0.00
2013	42	3,203	0	64,041			2,803	0	73.05	0.00
2014	41	2.748	0	57,703			2,405	0	73.05	0.00
2015	36	2,451	0	56,520			2,144	0	73.05	0.00
2016	36	2,202	0	56,520			1,927	0	73.05	0.00
2017	36	1,870	0	48,976			1,636	0	73.05	0.00
2018	26	1,653	0	45,720			1,447	0	73.05	0.00
2019	26	1,501	0	45,720			1,314	0	73.05	0.00
2020	26	1,363	0	45,720			1,193	0	73.05	0.00
2021	26	1,239	0	45,720			1,084	0	73.05	0.00
2022	26	1,116	0	45,117			977	0	73.05	0.00
2023	24	737	0	27,163			645	0	73.05	0.00
2024	12	603	0	21,840			528	0	73.05	0.00
2025	12	555	0	21.840,			486	0	73.05	0.00
2026	12	511	0	21,840			447	0	73.05	0.00
2027	12	470	0	21,840			411	0	73.05	0.00
2028	12	432	0	21,840			378	0	73.05	0.00
2029	12	257	0	12,935			225	0	73.05	0.00
2030	5	124	0	5,576			108	0	73.05	0.00

Rem	3	370	0.00	19,503	1.00	0.88	324	0.00	73.05	0.00
Total		30.853	0.00	824.853			26,996	0.00	73.05	0.00

	$00000000	$00000000	$00000000	$00000000	$00000000	$00000000	$00000000	$00000000	$00000000	$00000000
			Production/		FGR After Production $ Taxes	Net Oper Costs	Purchase/ Devel Costs	Future Net Income Annual		Disc Net 10.00% Annual
	Gross Revenue		AD VAL TAX
Year	OIL	GAS	$ OIL	$GAS					Cumulative
2011	237,597	0	599	0	236,999	69,360	125,000	42,639	42,639	34,837
2012	238,334	0	601	0	237,734	69,360	0	168,374	211,013	145,944
2013	204,748	0	516	0	204,232	64,041	0	140,191	351,204	110,469
2014	175,674	0	443	0	175,232	57,703	0	117,529	468,733	84,192
2015	155,648	0	395	0	156,253	56,520	0	99,733	568,466	64,949
2016	140,747	0	355	0	140,393	56,520	0	83,873	652,338	49,655
2017	119,514	0	301	0	119,212	48,976	0	70,236	722,574	37,801
2018	105,688	0	266	0	105,422	45,720	0	59,702	782,276	29,211
2019	95,956	0	242	0	95,714	45,720	0	49,994	832,270	22,237
2020	87,153	0	220	0	86,933	45,720	0	41,213	873,484	16,665
2021	79,187	0	200	0	78,987	45,720	0	33,267	906,751	12,229
2022	71,347	0	180	0	71,167	45,117	0	26,050	932,801	8,706
2023	47,135	0	119	0	47,016	27,163	0	19,853	952,654	6,031
2024	38,568	0	97	0	38,471	21.840	0	16,631	969,285	4,593
2025	35,483	0	89	0	35,393	21,840	0	13,553	982,839	3,403
2026	32,644	0	82	0	32,562	21,840	0	10,722	993,561	2,447
2027	30,033	0	76	0	29,957	21,840	0	8,117	1,001,678	1,684
2028	27,630	0	70	0	27,560	21,840	0	5,720	1,007,398	1,079
2029	16,411	0	41	0	16,370	12,935	0	3,435	1,010,833	589
2030	7,914	0	20	0	7,894	5,576	0	2,318	1,013,151	361

Rem	23,661	0	60	0	23,601	19,503	0	4,099	0	528
Total	1,972,072	0	4,970	0	1,967,103	824,853	125,000	1,017,250	0	637,611

Lease Name:	BENNETT - PROVED DEVELOPED PRODUCING
Company:	LEGEND OIL AND GAS LTD.

January 7,2012			Gas Price	$0.00	($/unit)
Oil Rate	2.67	(Unit/d)	Flat Period	0	months
Oil Decline	12.00%	(per YR)	Escalation	0	fraction
Gas Rate	0.00	(Unit/d)	Max Price	$0.00	($/unit)
Gas Decline	0.00%	(per YR)	Oil Price	$73.05	($/unit)
Init WI	1.00000	(Fraction)	Flat Period	0	months
Init RI	0.87500	(Fraction)	Escalation	0	fraction
PO-net rev	$0	$	Max Price	$200.00	($/unit)
APO WI	1.00000	(Fraction)	Operating Costs	$115	($/MO/WELL)
APO RI	0.87500	(Fraction)	Flat Period	0	months
Oil Tax	0.0025	(Fraction)	Escalation	0	fraction
Gas Tax	0.0000	(Fraction)	Max Oper Cost	$1,000	($/MO/Well)
Pur-Dev Cos’	$0	(GROSS)	Prod Start Dale	201101	(YR MO)
Pur-Dev Cos’	$0	(NET)	Eff. Dale	201101	(YR MO)
Init Well Ct	9		Econ. Limit	y	(Y or N)
Risk Fctr	1	(Fraction)	Royality Lease	n	(Y or N)

Life	12.20 years

Discount Rates
0.00%	232,014
10.00%	170,068
20.00%	134,340
30.00%	111,614
40.00%	96,052
50.00%	84,777
60.00%	76,246
70.00%	69,564
80.00%	64,186
90.00%	59,758
100.00%	56,045

Prepared by KLH Consulting

155 N. Market Suite 500 Wichita, KS 67202

WWW.KLHOILANDGASCONSULTING.COM

ESTIMATED FUTURE RESERVES AND INCOME

BENNETT—PROVED DEVELOPED PRODUCING

LEGEND OIL AND GAS LTD.

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000
		Gross Production		Gross Operating Costs			Net Production		Average Prices
Year	Well Cnt	OIL Unit	GAS Unit		Working Interest	Revenue Interest	OIL Unit	GAS Unit	OIL $/unit	GAS $/unit
2011	9	914	0	12,420	1.00000	0.87500	800	0	73.05	0.00
2012	9	805	0	12,420	1.00000	0.87500	704	0	73.05	0.00
2013	9	708	0	12,420	1.00000	0.87500	620	0	73.05	0.00
2014	9	623	0	12,420	1.00000	0.87500	545	0	73.05	0.00
2015	9	548	0	12,420	1.00000	0.87500	480	0	73.05	0.00
2016	9	483	0	12,420	1,00000	0.87500	422	0	73.05	0.00
2017	9	425	0	12,420	1.00000	0.87500	372	0	73.05	0.00
2018	9	374	0	12,420	1.00000	0.87500	327	0	73.05	0.00
2019	9	329	0	12,420	1.00000	0.87500	288	0	73.05	0.00
2020	9	289	0	12,420	1.00000	0.87500	253	0	73.05	0.00
2021	9	255	0	12,420	1.00000	0.87500	223	0	73.05	0.00
2022	9	224	0	12,420	1.00000	0.87500	196	0	73.05	0.00
2023	9	39	0	2,440	1.00000	0.87500	34	0	73.05	0.00
2024	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2025	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2026	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2027	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2028	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2029	0	0	0	0	1.00000	0.87500	0	0	0.00	0,00
2030	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00

Rem	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
Total		6,015	0	151,480			5,263	0	73.05	0.00

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000
	Gross Revenue		Production/		FGR After Production $ Taxes	Net Oper Costs	Purchase/ Devel Costs	Future Net Income Annual	Cumulative	Disc Net 10.00% Annual
			AD VAL TAX
Year	OIL	GAS	$ OIL	$ GAS
2011	58,443	0	147	0	58,296	12,420	0	45,876	45,876	43,741
2012	51,430	0	130	0	51,300	12,420	0	38,880	84,756	33,701
2013	45,258	0	114	0	45,144	12,420	0	32,724	117,480	25,786
2014	39,827	0	100	0	39,727	12,420	0	27,307	144,787	19,561
2015	35,048	0	88	0	34,960	12,420	0	22,540	167,326	14,678
2016	30,842	0	78	0	30,764	12,420	0	18,344	185,671	10,860
2017	27,141	0	68	0	27,073	12,420	0	14,653	200,323	7,886
2018	23,884	0	60	0	23,824	12,420	0	11,404	211,727	5,580
2019	21,018	0	53	0	20,965	12,420	0	8,545	220,272	3,801
2020	18,496	0	47	0	18,449	12,420	0	6,029	226,302	2,438
2021	16,276	0	41	0	16,235	12,420	0	3,815	230,117	1,403
2022	14,323	0	36	0	14,287	12,420	0	1,867	231,984	624
2023	2,476	0	6	0	2,470	2,440	0	30	232,014	9
2024	0	0	0	0	0	0	0	0	232,014	0
2025	0	0	0	0	0	0	0	0	232,014	0
2026	0	0	0	0	0	0	0	0	232,014	0
2027	0	0	0	0	0	0	0	0	232,014	0
2028	0	0	0	0	0	0	0	0	232,014	0
2029	0	0	0	0	0	0	0	0	232,014	0
2030	0	0	0	0	0	0	0	0	232,014	0

Rem	0	0	0	0	0	0	0	0		0
Total	384,463	0	969	0	383,494	151,480	0	232,014		170,068

Lease Name:	ELLIS MASSOTH — PROVED DEVELOPED PRODUCING
Company:	LEGEND OIL AND GAS LTD.

January 7, 2012			Gas Price	$0.00	($/unit)
Oil Rate	1.00	(Unit/d)	Flat Period	0	months
Oil Decline	29.00%	(per YR)	Escalation	0	fraction
Gas Rate	0.00	(Unit/d)	Max Price	$0.00	($/unit)
Gas Decline	0.00%	(per YR)	Oil Price	$73.05	($/unit)
Init WI	1.00000	(Fraction)	Flat Period	0	months
Init RI	0.87500	(Fraction)	Escalation	0	fraction
PO-net rev	$0	$	Max Price	$200.00	($/unit)
APO WI	1.00000	(Fraction)	Operating Costs	$125	($/MO/WELL)
APO RI	0.87500	(Fraction)	Flat Period	0	months
Oil Tax	0.0025	(Fraction)	Escalation	0	fraction
Gas Tax	0.0000	(Fraction)	Max Oper Cost	$1,000	($/MO/Well)
Pur-Dev Cos’	$0	(GROSS)	Prod Start Date	201101	(YR MO)
Pur-Dev Cos’	$0	(NET)	Eff. Date	201101	(YR MO)
Init Well Ct	5		Econ. Limit	y	(Y or N)
Risk Fctr	1	(Fraction)	Royality Lease	n	(Y or N)

Life	3.16 years

Discount Rates
0.00%	21,034
10.00%	19,108
20.00%	17,565
30.00%	16,300
40.00%	15,244
50.00%	14,349
60.00%	13,580
70.00%	12,910
80.00%	12,323
90.00%	11,802
100.00%	11,337

Prepared by KLH Consulting

155 N. Market Suite 500 Wichita, KS 67202

WWW.KLHOILANDGASCONSULTING.COM

ESTIMATED FUTURE RESERVES AND INCOME

ELLIS MASSOTH—PROVED DEVELOPED PRODUCING

LEGEND OIL AND GAS LTD.

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000
	Well Cnt	Gross Production		Gross Operating Costs	Working Interest	Revenue Interest	Net Production		Average Prices
Year		OIL Unit	GAS Unit				OIL Unit	GAS Unit	OIL $/unit	GAS $/unit
2011	5	309	0	7,500	1.00000	0.87500	270	0	73.05	0.00
2012	5	219	0	7,500	1.00000	0.87500	192	0	73.05	0.00
2013	5	156	0	7,500	1.00000	0.87500	136	0	73.05	0.00
2014	5	17	0	1,183	1.00000	0.87500	15	0	73,05	0.00
2015	0	0	0	0	1,00000	0.87500	0	0	0.00	0.00
2016	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2017	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2018	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2019	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2020	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2021	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2022	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2023	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2024	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2025	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2026	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2027	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2028	0	0	0	0	1,00000	0.87500	0	0	0.00	0,00
2029	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2030	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00

Rem	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
Total		701	0	23,683			614	0	73.05	0.00

	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000	$00000
			Production/		FGR After Production $ Taxes	Net Oper Costs	Purchase/ Devel Costs	Future Net Income Annual	Cumulative	Disc Net 10.00% Annual
	Gross Revenue		AD VAL TAX
Year	OIL	GAS	$ OIL	$ GAS
2011	19,744	0	50	0	19,694	7,500	0	12,194	12,194	11,627
2012	14,018	0	35	0	13,983	7,500	0	6,483	18,677	5,619
2013	9,953	0	25	0	9,928	7,500	0	2,428	21,105	1,913
2014	1,114	0	3	0	1,111	1.183	0	(71)	21,034	(51)
2015	0	0	0	0	0	0	0	0	21,034	0
2016	0	0	0	0	0	0	0	0	21,034	0
2017	0	0	0	0	0	0	0	0	21,034	0
2018	0	0	0	0	0	0	0	0	21,034	0
2019	0	0	0	0	0	0	0	0	21,034	0
2020	0	0	0	0	0	0	0	0	21,034	0
2021	0	0	0	0	0	0	0	0	21,034	0
2022	0	0	0	0	0	0	0	0	21,034	0
2023	0	0	0	0	0	0	0	0	21,034	0
2024	0	0	0	0	0	0	0	0	21,034	0
2025	0	0	0	0	0	0	0	0	21,034	0
2026	0	0	0	0	0	0	0	0	21,034	0
2027	0	0	0	0	0	0	0	0	21,034	0
2028	0	0	0	0	0	0	0	0	21,034	0
2029	0	0	0	0	0	0	0	0	21,034	0
2030	0	0	0	0	0	0	0	0	21,034	0

Rem	0	0	0	0	0	0	0	0		0
Total	44,829	0	113	0	44,716	23,683	0	21,034		19,108

Lease Name:	JOHN ELLIS—PROVED DEVELOPED PRODUCING
Company:	LEGEND OIL AND GAS LTD.

January 7, 2012			Gas Price	$0.00	($/unit)
Oil Rate	1.10	(Unit/d)	Flat Period	0	months
Oil Decline	11.00%	(per YR)	Escalation	0	fraction
Gas Rate	0.00	(Unit/d)	Max Price	$0.00	($/unit)
Gas Decline	0.00%	(per YR)	Oil Price	$73.05	($/unit)
Init WI	1.00000	(Fraction)	Flat Period	0	months
Init Rl	0.87500	(Fraction)	Escalation	0	fraction
PO-net rev	$0	$	Max Price	$200.00	($/unit)
APO WI	1.00000	(Fraction)	Operating Costs	$175	($/MO/WELL)
APO Rl	0.87500	(Fraction)	Flat Period	0	months
Oil Tax	0.0025	(Fraction)	Escalation	0	fraction
Gas Tax	0.0000	(Fraction)	Max Oper Cost	$1,000	($/MO/Well)
Pur-Dev Cos’	$0	(GROSS)	Prod Start Dale	201101	(YR MO)
Pur-Dev Cos’	$0	(NET)	Eff. Date	201101	(YR MO)
Init Well Ct	3		Econ. Limit	y	(Y or N)
Risk Fctr	1	(Fraction)	Royality Lease	n	(Y or N)

Life	12.46 years

Discount Rates
0.00%	89,568
10.00%	66,054
20.00%	52,323
30.00%	43,526
40.00%	37,476
50.00%	33,082
60.00%	29,753
70.00%	27,143
80.00%	25,041
90.00%	23,311
100.00%	21,860

Prepared by KLH Consulting

155 N. Market Suite 500 Wichita, KS 67202

WWW.KLHOILANDGASCONSULTING.COM

ESTIMATED FUTURE RESERVES AND INCOME

JOHN ELLIS—PROVED DEVELOPED PRODUCING

LEGEND OIL AND GAS LTD.

		Gross Production		Gross			Net Production		Average Prices
Year	Well Cnt	OIL Unit	GAS Unit	Operating Costs	Working Interest	Revenue Interest	OIL Unit	GAS Unit	OIL $/ unit	GAS $/unit
2011	3	379	0	6,300	1.00000	0.87500	331	0	73.05	0.00
2012	3	337	0	6,300	1.00000	0.87500	295	0	73.05	0.00
2013	3	300	0	6,300	1.00000	0.87500	263	0	73.05	0.00
2014	3	267	0	6,300	1.00000	0.87500	234	0	73.05	0.00
2015	3	238	0	6,300	1.00000	0.87500	208	0	73.05	0.00
2016	3	212	0	6,300	1.00000	0.87500	185	0	73.05	0.00
2017	3	188	0	6,300	1.00000	0.87500	165	0	73.05	0.00
2018	3	168	0	6,300	1.00000	0.87500	147	0	73.05	0.00
2019	3	149	0	6,300	1.00000	0.87500	130	0	73.05	0.00
2020	3	133	0	6,300	1.00000	0.87500	116	0	73.05	0.00
2021	3	118	0	6,300	1.00000	0.87500	103	0	73.05	0.00
2022	3	105	0	6,300	1.00000	0.87500	92	0	73.05	0.00
2023	3	43	0	2,883	1.00000	0.87500	37	0	73.05	0.00
2024	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2025	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2026	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2027	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2028	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2029	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2030	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00

Rem	0	0	0	0	1.00000	0.87500	0	0	0,00	0.00
Total		2,636	0	78,483			2,306	0	73.05	0.00

	$000,000,00	$000,000,00	$000,000,00	$000,000,00	$000,000,00	$000,000,00	$000,000,00	$000,000,00	$000,000,00	$000,000,00
			Production/		FGR After	Net	Purchase/	Future Net		Disc Net
	Gross Revenue		AD VAL TAX		Production	Oper	Devel	Income		10.00%
Year	OIL	GAS	$ OIL	$ GAS	$ Taxes	Costs	Costs	Annual	Cumulative	Annual
2011	24,211	0	61	0	24,150	6,300	0	17,850	17,850	17,019
2012	21,548	0	54	0	21,494	6,300	0	15,194	33,044	13,170
2013	19,178	0	48	0	19,129	6,300	0	12,829	45,873	10,109
2014	17,068	0	43	0	17,025	6,300	0	10,725	56,598	7,683
2015	15,191	0	38	0	15,152	6,300	0	8,852	65,451	5,765
2016	13,520	0	34	0	13,486	6,300	0	7,186	72,636	4,254
2017	12,033	0	30	0	12,002	6,300	0	5,702	78,339	3,069
2018	10,709	0	27	0	10,682	6,300	0	4,382	82.721	2,144
2019	9,531	0	24	0	9,507	6,300	0	3,207	85.927	1,426
2020	8,483	0	21	0	8.461	6,300	0	2,161	88.089	874
2021	7,549	0	19	0	7,530	6,300	0	1,230	89,319	452
2022	6,719	0	17	0	6,702	6,300	0	402	89,721	134
2023	2,737	0	7	0	2,730	2,883	0	(153)	89.568	(47)
2024	0	0	0	0	0	0	0	0	89,568	0
2025	0	0	0	0	0	0	0	0	89,568	0
2026	0	0	0	0	0	0	0	0	89.568	0
2027	0	0	0	0	0	0	0	0	89,568	0
2028	0	0	0	0	0	0	0	0	89,568	0
2029	0	0	0	0	0	0	0	0	89.568	0
2030	0	0	0	0	0	0	0	0	89,568	0

Rem	0	0	0	0	0	0	0	0		0
Total	168,476	0	425	0	168,051	78,483	0	89.568		66,054

Lease Name:	ORTH - PROVED DEVELOPED PRODUCING
Company:	LEGEND OIL AND GAS LTD.

January 7, 2012			Gas Price	$0.00	($/unit)
Oil Rate	1.58	(Unit/d)	Flat Period	0	months
Oil Decline	18.00%	(per YR)	Escalation	0	fraction
Gas Rate	0.00	(Unit/d)	Max Price	$0.00	($/unit)
Gas Decline	0.00%	(per YR)	Oil Price	$73.05	($/unit)
Init WI	1.00000	(Fraction)	Flat Period	0	months
Init RI	0.87500	(Fraction)	Escalation	0	fraction
PO-net rev	$0	$	Max Price	$200.00	($/unit)
APO WI	1.00000	(Fraction)	Operating Costs	$90	($/MO/WELL)
APO RI	0.87500	(Fraction)	Flat Period	0	months
Oil Tax	0.0025	(Fraction)	Escalation	0	fraction
Gas Tax	0.0000	(Fraction)	Max Oper Cost	$1,000	($/MO/Well)
Pur-Dev Cos’	$0	(GROSS)	Prod Start Dale	201101	(YR MO)
Pur-Dev Cos’	$0	(NET)	Eff. Date	201101	(YR MO)
Init Well Ct	10		Econ. Limit	y	(Y or N)
Risk Fctr	1	(Fraction)	Royality Lease	n	(Y or N)

Life	6.30 years

Discount Rates
0.00%	63,882
10.00%	53,988
20.00%	46,901
30.00%	41,610
40.00%	37,527
50.00%	34,286
60.00%	31,654
70.00%	29,475
80.00%	27,641
90.00%	26,075
100.00%	24,721

Prepared by KLH Consulting

155 N. Market Suite 500 Wichita, KS 67202

WWW.KLHOILAMDGASCONSULTING.COM

ESTIMATED FUTURE RESERVES AND INCOME

ORTH—PROVED DEVELOPED PRODUCING

LEGEND OIL AND GAS LTD.

	33,416	33,416	33,416	33,416	33,416	33,416	33,416	33,416	33,416	33,416
		Gross Production		Gross			Net Production		Average Prices
	Well	OIL	GAS	Operating	Working	Revenue	OIL	GAS	OIL	GAS
Year	Cnt	Unit	Unit	Costs	Interest	Interest	Unit	Unit	$/unit	$/unit
2011	10	523	0	10,800	1.00000	0.87500	457	0	73.05	0.00
2012	10	429	0	10,800	1.00000	0.87500	375	0	73.05	0.00
2013	10	352	0	10,800	1.00000	0.87500	308	0	73.05	0.00
2014	10	288	0	10,800	1.00000	0.87500	252	0	73.05	0.00
2015	10	236	0	10,800	1.00000	0.87500	207	0	73.05	0.00
2016	10	194	0	10,800	1.00000	0.87500	170	0	73.05	0.00
2017	10	48	0	3,256	1.00000	0.87500	42	0	73.05	0.00
2018	0	0	0	0	1.00000	0.87500	0	0	0,00	0.00
2019	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2020	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2021	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2022	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2023	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2024	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2025	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2026	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2027	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2028	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2029	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2030	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00

Rem	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
Total		2,069	0	68,056			1,811	0	73.05	0.00

	33,416	33,416	33,416	33,416	33,416	33,416	33,416	33,416	33,416	33,416
			Production/		FGR After	Net	Purchase/	Future Net		Disc Net
	Gross Revenue		AD VAL TAX		Production	Oper	Devel	Income		10.00%
Year	OIL	GAS	$ OIL	$ GAS	$ Taxes	Costs	Costs	Annual	Cumulative	Annual
2011	33,416	0	84	0	33,332	10,800	0	22,532	22,532	21,484
2012	27,401	0	69	0	27,332	10,800	0	16,532	39,065	14,330
2013	22,469	0	57	0	22,413	10,800	0	11,613	50,677	9,151
2014	18,425	0	46	0	18,378	10,800	0	7,578	58,255	5,429
2015	15,108	0	38	0	15,070	10,800	0	4,270	52,526	2,781
2016	12,389	0	31	0	12,358	10,800	0	1,558	64,083	922
2017	3,063	0	8	0	3,055	3,256	0	(201)	63,882	(108)
2018	0	0	0	0	0	0	0	0	63,882	0
2019	0	0	0	0	0	0	0	0	63,882	0
2020	0	0	0	0	0	0	0	0	63,882	0
2021	0	0	0	0	0	0	0	0	63,882	0
2022	0	0	0	0	0	0	0	0	63,882	0
2023	0	0	0	0	0	0	0	0	63,882	0
2024	0	0	0	0	0	0	0	0	63,882	0
2025	0	0	0	0	0	0	0	0	63,882	0
2026	0	0	0	0	0	0	0	0	63,882	0
2027	0	0	0	0	0	0	0	0	63,882	0
2028	0	0	0	0	0	0	0	0	63,882	0
2029	0	0	0	0	0	0	0	0	63,882	0
2030	0	0	0	0	0	0	0	0	63,882	0

Rem	0	0	0	0	0	0	0	0		0
Total	132,272	0	333	0	131,939	68,056	0	63,882		53,988

Lease Name:	ORTH CRESS - PROVED DEVELOPED PRODUCING
Company:	LEGEND OIL AND GAS LTD.

January 7, 2012			Gas Price	$0.00	($/unit)
Oil Rate	0.40	(Unit/d)	Flat Period	0	months
Oil Decline	20.00%	(per YR)	Escalation	0	fraction
Gas Rale	0.00	(Unit/d)	Max Price	$0.00	($/unit)
Gas Decline	0.00%	(per YR)	Oil Price	$73.05	($/unit)
Init WI	1.00000	(Fraction)	Flat Period	0	months
Init RI	0.87500	(Fraction)	Escalation	0	fraction
PO-net rev	$0	$	Max Price	$200.00	($/unit)
APO WI	1.00000	(Fraction)	Operating Costs	$445	($/MO/WELL)
APO RI	0.87500	(Fraction)	Flat Period	0	months
Oil Tax	0.0025	(Fraction)	Escalation	0	fraction
Gas Tax	0.0000	(Fraction)	Max Oper Cost	$1,000	($/MO/Well)
Pur-Dev Cos’	$0	(GROSS)	Prod Start Date	201101	(YR MO)
Pur-Dev Cos’	$0	(NET)	Eff. Date	201101	(YR MO)
Init Well Ct	1		Econ. Limit	y	(Y or N)
Risk Fclr	1	(Fraction)	Royality Lease	n	(Y or N)

Life	2.00 years

Discount Rates
0.00%	4,329
10.00%	4,013
20.00%	3,750
30.00%	3,528
40.00%	3,338
50.00%	3,173
60.00%	3,028
70.00%	2,900
80.00%	2,786
90.00%	2,684
100.00%	2,591

Prepared by KLH Consulting

155 N. Market Suite 500 Wichita, KS 67202

WWW.KLHOILANDGASCONSULTING.COM

ESTIMATED FUTURE RESERVES AND INCOME

ORTH CRESS—PROVED DEVELOPED PRODUCING

LEGEND OIL AND GAS LTD,

	$000000	$000000	$000000	$000000	$000000	$000000	$000000	$000000	$000000	$000000
		Gross Production		Gross			Net Production		Average Prices
Year	Well Cnt	OIL Unit	GAS Unit	Operating Costs	Working Interest	Revenue Interest	OIL Unit	GAS Unit	OIL $/unit	GAS $/unit
2011	1	131	0	5,340	1.00000	0.87500	114	0	73.05	0.00
2012	1	105	0	5,340	1.00000	0.87500	92	0	73.05	0.00
2013	1	0	0	21	1.00000	0.87500	0	0	73.05	0.00
2014	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2015	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2016	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2017	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2018	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2019	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2020	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2021	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2022	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2023	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2024	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2025	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2026	0	0	0	0	1.00000	0,87500	0	0	0.00	0.00
2027	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2028	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2029	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2030	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00

Rem	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
Total		236	0	10,701			206	0	73.05	0.00

	$000000	$000000	$000000	$000000	$000000	$000000	$000000	$000000	$000000	$000000
			Production/		FGR After	Net	Purchase/	Future Net		Disc Net
	Gross Revenue		AD VAL TAX		Production	Oper	Devel	Income		10.00%
Year	OIL	GAS	$ OIL	$ GAS	$ Taxes	Costs	Costs	Annual	Cumulative	Annual
2011	8,360	0	21	0	8,339	5,340	0	2,999	2,999	2,859
2012	6,688	0	17	0	6,671	5,340	0	1,331	4,329	1,154
2013	21	0	0	0	21	21	0	(0)	4,329	(0)
2014	0	0	0	0	0	0	0	0	4,329	0
2015	0	0	0	0	0	0	0	0	4,329	0
2016	0	0	0	0	0	0	0	0	4,329	0
2017	0	0	0	0	0	0	0	0	4,329	0
2018	0	0	0	0	0	0	0	0	4,329	0
2019	0	0	0	0	0	0	0	0	4,329	0
2020	0	0	0	0	0	0	0	0	4,329	0
2021	0	0	0	0	0	0	0	0	4,329	0
2022	0	0	0	0	0	0	0	0	4,329	0
2023	0	0	0	0	0	0	0	0	4,329	0
2024	0	0	0	0	0	0	0	0	4,329	0
2025	0	0	0	0	0	0	0	0	4,329	0
2026	0	0	0	0	0	0	0	0	4,329	0
2027	0	0	0	0	0	0	0	0	4,329	0
2028	0	0	0	0	0	0	0	0	4,329	0
2029	0	0	0	0	0	0	0	0	4,329	0
2030	0	0	0	0	0	0	0	0	4,329	0

Rem	0	0	0	0	0	0	0	0		0
Total	15,068	0	38	0	15,030	10,701	0	4,329		4,013

Lease Name:		ORTH GILLESPIE - PROVED DEVELOPED PRODUCING
Company:		LEGEND OIL AND GAS LTD.

January 7, 2012			Gas Price	$0.00	($/unit)
Oil Rate	2.30	(Unit/d)	Flat Period	0	months
Oil Decline	8.00%	(per YR)	Escalation	0	fraction
Gas Rate	0.00	(Unit/d)	Max Price	$0.00	($/unit)
Gas Decline	0.00%	(per YR)	Oil Price	$73.05	($/unit)
Init WI	1.00000	(Fraction)	Flat Period	0	months
Init RI	0.87500	(Fraction)	Escalation	0	fraction
PO-net rev	$0	$	Max Price	$200.00	($/unit)
APO WI	1.00000	(Fraction)	Operating Costs	$135	($/MO/WELL)
APO RI	0.87500	(Fraction)	Flat Period	0	months
Oil Tax	0.0025	(Fraction)	Escalation	0	fraction
Gas Tax	0.0000	(Fraction)	Max Oper Cost	$1,000	($/MO/Well)
Pur-Dev Cos’	$0	(GROSS)	Prod Start Date	201101	(YR MO)
Pur-Dev Cos’	$0	(NET)	Eff. Date	201101	(YR MO)
Init Well Ct	7		Econ. Limit	y	(Y or N)
Risk Fctr	1	(Fraction)	Royality Lease	n	(Y or N)

Life	18.21 years

Discount Rates
0.00%	294,444
10.00%	189,529
20.00%	139,342
30.00%	110,980
40.00%	92,988
50.00%	80,606
60.00%	71,568
70.00%	64,673
80.00%	59,233
90.00%	54,824
100.00%	51,172

Prepared by KLH Consulting

155 N. Market Suite 500 Wichita, KS 67202

WWW.KLHOILANDGASCONSULTING.COM

ESTIMATED FUTURE RESERVES AND INCOME

ORTH GILLESPIE—PROVED DEVELOPED PRODUCING

LEGEND OIL AND GAS LTD.

		Gross Production		Gross			Net Production		Average Prices
	Well	OIL	GAS	Operating	Working	Revenue	OIL	GAS	OIL	GAS
Year	Cnt	Unit	Unit	Costs	Interest	Interest	Unit	Unit	$/unit	$/unit
2011	7	805	0	11,340	1.00000	0.87500	704	0	73.05	0.00
2012	7	741	0	11,340	1.00000	0.87500	648	0	73.05	0.00
2013	7	681	0	11,340	1.00000	0.87500	596	0	73.05	0.00
2014	7	627	0	11,340	1.00000	0.87500	548	0	73.05	0.00
2015	7	577	0	11,340	1.00000	0.87500	505	0	73.05	0.00
2016	7	531	0	11,340	1.00000	0.87500	464	0	73.05	0.00
2017	7	488	0	11,340	1.00000	0.87500	427	0	73.05	0.00
2018	7	449	0	11,340	1.00000	0.87500	393	0	73.05	0.00
2019	7	413	0	11,340	1.00000	0.87500	362	0	73.05	0.00
2020	7	380	0	11,340	1.00000	0.87500	333	0	73.05	0.00
2021	7	350	0	11,340	1.00000	0.87500	306	0	73.05	0.00
2022	7	322	0	11,340	1.00000	0.87500	281	0	73.05	0.00
2023	7	296	0	11,340	1.00000	0.87500	259	0	73.05	0.00
2024	7	272	0	11,340	1.00000	0.87500	238	0	73.05	0.00
2025	7	251	0	11,340	1.00000	0.87500	219	0	73.05	0.00
2026	7	230	0	11,340	1.00000	0.87500	202	0	73.05	0.00
2027	7	212	0	11,340	1.00000	0.87500	186	0	73.05	0.00
2028	7	195	0	11,340	1.00000	0.87500	171	0	73.05	0.00
2029	7	39	0	2,435	1.00000	0.87500	34	0	73.05	0.00
2030	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00

Rem	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
Total		7,858	0	206,555			6,876	0	73.05	0.00

			Production/		FGR After	Net	Purchase/	Future Net		Disc Net
	Gross Revenue		AD VAL TAX		Production	Oper	Devel	Income		10.00%
Year	OIL	GAS	$ OIL	$ GAS	$ Taxes	Costs	Costs	Annual	Cumulative	Annual
2011	51,455	0	130	0	51,326	11,340	0	39,986	39,986	38,125
2012	47,339	0	119	0	47,220	11,340	0	35,880	75,865	31,100
2013	43,552	0	110	0	43,442	11,340	0	32,102	107,967	25,296
2014	40,068	0	101	0	39,967	11,340	0	28,627	136,594	20,507
2015	36,862	0	93	0	36,769	11,340	0	25,429	162,023	16,560
2016	33,913	0	85	0	33,828	11,340	0	22,488	184,511	13,313
2017	31,200	0	79	0	31,122	11,340	0	19,782	204,293	10,647
2018	28,704	0	72	0	28,632	11,340	0	17,292	221,585	8.461
2019	26,408	0	67	0	26,341	11,340	0	15,001	236,586	6,673
2020	24,295	0	61	0	24,234	11,340	0	12,894	249,480	5,214
2021	22,352	0	56	0	22,295	11,340	0	10,955	260,435	4,027
2022	20,563	0	52	0	20,512	11,340	0	9,172	269,607	3,065
2023	18,918	0	48	0	18,871	11,340	0	7,531	277,138	2,288
2024	17,405	0	44	0	17,361	11,340	0	6,021	283,159	1,663
2025	16,013	0	40	0	15,972	11,340	0	4,632	287,791	1,163
2026	14,732	0	37	0	14,694	11,340	0	3,354	291,145	766
2027	13,553	0	34	0	13,519	11,340	0	2,179	293,324	452
2028	12,469	0	31	0	12,437	11,340	0	1,097	294,422	207
2029	2,463	0	6	0	2,457	2,435	0	22	294,444	4
2030	0	0	0	0	0	0	0	0	294,444	0

Rem	0	0	0	0	0	0	0	0		0
Total	502,264	0	1,266	0	500,998	206,555	0	294,444		189,529

Lease Name:		PATRICK COLLINS—PROVED DEVELOPED PRODUCING
Company:		LEGEND OIL AND GAS LTD.

January 7, 2012			Gas Price	$0.00	($/unit)
Oil Rate	0.60	(Unit/d)	Flat Period	0	months
Oil Decline	8.00%	(per YR)	Escalation	0	fraction
Gas Rate	0.00	(Unit/d)	Max Price	$0.00	($/unit)
Gas Decline	0.00%	(per YR)	Oil Price	$73.05	($/unit)
Init WI	1.00000	(Fraction)	Flat Period	0	months
Init RI	0.87500	(Fraction)	Escalation	0	fraction
PO-net rev	$0	$	Max Price	$200.00	($/unit)
APO WI	1.00000	(Fraction)	Operating Costs	$215	($/MO/WELL)
APO RI	0.87500	(Fraction)	Flat Period	0	months
Oil Tax	0.0025	(Fraction)	Escalation	0	fraction
Gas Tax	0.0000	(Fraction)	Max Oper Cost	$1,000	($/MO/Well)
Pur-Dev Cos’	$0	(GROSS)	Prod Start Date	201101	(YR MO)
Pur-Dev Cos’	$0	(NET)	Eff. Date	201101	(YR MO)
Init Well Ct	2		Econ. Limit	y	(Y or N)
Risk Fctr	1	(Fraction)	Royality Lease	n	(Y or N)

Life	11.88 years

Discount Rates
0.00%	43,889
10.00%	31,994
20.00%	25,128
30.00%	20,770
40.00%	17,796
50.00%	15,651
60.00%	14,034
70.00%	12,773
80.00%	11,761
90.00%	10,930
100.00%	10,236

Prepared by KLH Consulting

155 N. Market Suite 500 Wichita, KS 67202

WWW.KLHOILANDGASCONSULTING.COM

ESTIMATED FUTURE RESERVES AND INCOME

PATRICK COLLINS—PROVED DEVELOPED PRODUCING

LEGEND OIL AND GAS LTD.

		Gross Production		Gross			Net Production		Average Prices
	Well	OIL	GAS	Operating	Working	Revenue	OIL	GAS	OIL	GAS
Year	Cnt	Unit	Unit	Costs	Interest	Interest	Unit	Unit	$/unit	$/unit
2011	2	210	0	5,160	1.00000	0.87500	184	0	73.05	0.00
2012	2	193	0	5,160	1.00000	0.87500	169	0	73.05	0.00
2013	2	178	0	5,160	1.00000	0.87500	156	0	73.05	0.00
2014	2	164	0	5,160	1.00000	0.87500	143	0	73.05	0.00
2015	2	150	0	5,160	1.00000	0.87500	132	0	73.05	0.00
2016	2	138	0	5,160	1.00000	0.87500	121	0	73.05	0.00
2017	2	127	0	5,160	1.00000	0.87500	111	0	73.05	0.00
2018	2	117	0	5,160	1.00000	0.87500	103	0	73.05	0.00
2019	2	108	0	5,160	1.00000	0.87500	94	0	73.05	0.00
2020	2	99	0	5,160	1.00000	0.87500	87	0	73.05	0.00
2021	2	91	0	5,160	1.00000	0.87500	80	0	73.05	0.00
2022	2	74	0	4,557	1.00000	0.87500	65	0	73.05	0.00
2023	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2024	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2025	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2026	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2027	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2028	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2029	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
2030	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00

Rem	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
Total		1,650	0	061,317			1,444	0	73.05	0.00

			Production/		FGR After	Net	Purchase/	Future Net		Disc Net
	Gross Revenue		AD VAL TAX		Production	Oper	Devel	Income		10.00%
Year	OIL	GAS	$ OIL	$ GAS	$ Taxes	Costs	Costs	Annual	Cumulative	Annual
2011	13,423	0	34	0	13,389	5,160	0	8,229	8,229	7,846
2012	12,349	0	31	0	12,318	5,160	0	7,158	15,387	6,205
2013	11,361	0	29	0	11,333	5,160	0	6,173	21,560	4,864
2014	10,452	0	26	0	10,426	5,160	0	5,266	26,826	3,772
2015	9,616	0	24	0	9,592	5,160	0	4,432	31,258	2,886
2016	8,847	0	22	0	8,825	5,160	0	3,665	34,923	2,170
2017	8,139	0	21	0	8,119	5,160	0	2,959	37,882	1,592
2018	7,488	0	19	0	7,469	5,160	0	2,309	40,191	1,130
2019	6,889	0	17	0	6,872	5,160	0	1,712	41,902	761
2020	6,338	0	16	0	6,322	5,160	0	1,162	43,064	470
2021	5,831	0	15	0	5,816	5,160	0	656	43,721	241
2022	4,737	0	12	0	4,725	4,557	0	169	43,889	56
2023	0	0	0	0	0	0	0	0	43,889	0
2024	0	0	0	0	0	0	0	0	43,889	0
2025	0	0	0	0	0	0	0	0	43,889	0
2026	0	0	0	0	0	0	0	0	43,889	0
2027	0	0	0	0	0	0	0	0	43,889	0
2028	0	0	0	0	0	0	0	0	43,889	0
2029	0	0	0	0	0	0	0	0	43,889	0
2030	0	0	0	0	0	0	0	0	43,889	0

Rem	0	0	0	0	0	0	0	0		0
Total	105,471	0	266	0	105,206	61,317	0	43,889		31,994

Lease Name:		JOHN ELLIS—PROVED UNDEVELOPED
Company:		LEGEND OIL AND GAS LTD.

January 7, 2012			Gas Price	$0.00	($/unit)
Oil Rate	0.54	(Unit/d)	Flat Period	0	months
Oil Decline	8.00%	(per YR)	Escalation	0	fraction
Gas Rate	0.00	(Unit/d)	Max Price	$0.00	($/unit)
Gas Decline	0.00%	(per YR)	Oil Price	$73.05	($/unit)
Init WI	1.00000	(Fraction)	Flat Period	0	months
Init RI	0.87500	(Fraction)	Escalation	0	fraction
PO-net rev	$0	$	Max Price	$200.00	($/unit)
APO WI	1.00000	(Fraction)	Operating Costs	$175	($/MO/WELL)
APO RI	0.87500	(Fraction)	Flat Period	0	months
Oil Tax	0.0025	(Fraction)	Escalation	0	fraction
Gas Tax	0.0000	(Fraction)	Max Oper Cost	$1,000	($/MO/Well)
Pur-Dev Cos’	$0	(GROSS)	Prod Start Date	201107	(YR MO)
Pur-Dev Cos’	$0	(NET)	Eff. Date	201101	(YR MO)
Init Well Ct	1		Econ. Limit	y	(Y or N)
Risk Fctr	1	(Fraction)	Royality Lease	n	(Y or N)

Life	21.69 years

Discount Rates
0.00%	53,167
10.00%	20,723
20.00%	6,462
30.00%	(1,200)
40.00%	(5,898)
50.00%	(9,048)
60.00%	(11,296)
70.00%	(12,978)
80.00%	(14,281)
90.00%	(15,318)
100.00%	(16,163)

Prepared by KLH Consulting

155 N. Market Suite 500 Wichita, KS 67202

WWW.KLHOILANDGASCONSULTING.COM

ESTIMATED FUTURE RESERVES AND INCOME

JOHN ELLIS—PROVED UNDEVELOPED

LEGEND OIL AND GAS LTD.

		Gross Production		Gross			Net Production		Average Prices
	Well	OIL	GAS	Operating	Working	Revenue	OIL	GAS	OIL	GAS
Year	Cnt	Unit	Unit	Costs	Interest	Interest	Unit	Unit	$/unit	$/unit
2011	1	96	0	2,100	1.00000	0.87500	84	0	73.05	0.00
2012	1	180	0	2,100	1.00000	0.87500	157	0	73.05	0.00
2013	1	165	0	2,100	1.00000	0.87500	145	0	73.05	0.00
2014	1	152	0	2,100	1.00000	0.87500	133	0	73.05	0.00
2015	1	140	0	2,100	1.00000	0.87500	122	0	73.05	0.00
2016	1	129	0	2,100	1.00000	0.87500	113	0	73.05	0.00
2017	1	118	0	2,100	1.00000	0,87500	104	0	73.05	0.00
2018	1	109	0	2,100	1.00000	0.87500	95	0	73.05	0.00
2019	1	100	0	2,100	1.00000	0.87500	88	0	73.05	0.00
2020	1	92	0	2,100	1.00000	0.87500	81	0	73.05	0.00
2021	1	85	0	2,100	1.00000	0.87500	74	0	73.05	0.00
2022	1	78	0	2,100	1.00000	0.87500	68	0	73.05	0.00
2023	1	72	0	2,100	1.00000	0.87500	63	0	73.05	0.00
2024	1	66	0	2,100	1.00000	0.87500	58	0	73.05	0.00
2025	1	61	0	2,100	1.00000	0.87500	53	0	73.05	0.00
2026	1	56	0	2,100	1.00000	0.87500	49	0	73.05	0.00
2027	1	51	0	2,100	1.00000	0.87500	45	0	73.05	0.00
2028	1	47	0	2,100	1.00000	0.87500	41	0	73.05	0.00
2029	1	44	0	2,100	1.00000	0.87500	38	0	73.05	0.00
2030	1	40	0	2,100	1.00000	0.87500	35	0	73.05	0.00

Rem	1	60	0	3,558	1.00000	0.87500	53	0	73.05	0.00
Total		1,941	0	45,558			1,698	0	73.05	0.00

			Production/		FGR After	Net	Purchase/	Future Net		Disc Net
	Gross Revenue		AD VAL TAX		Production	Oper	Devel	Income		10.00%
Year	OIL	GAS	$ OIL	$ GAS	$ Taxes	Costs	Costs	Annual	Cumulative	Annual
2011	6,109	0	15	0	6,094	2,100	25,000	(21,006)	(21,006)	(21,192)
2012	11,480	0	29	0	11,451	2,100	0	9,351	(11,655)	8,106
2013	10,562	0	27	0	10,535	2,100	0	8,435	(3,220)	6,647
2014	9,717	0	24	0	9,692	2,100	0	7,592	4,373	5,439
2015	8,940	0	23	0	8,917	2,100	0	6,817	11,190	4,439
2016	8,224	0	21	0	8,204	2,100	0	6,104	17,293	3,614
2017	7,566	0	19	0	7,547	2,100	0	5,447	22,741	2,932
2018	6,961	0	18	0	6,944	2,100	0	4,844	27,584	2,370
2019	6,404	0	16	0	6,388	2,100	0	4,288	31,872	1,907
2020	5,892	0	15	0	5,877	2,100	0	3,777	35,649	1,527
2021	5,421	0	14	0	5,407	2,100	0	3,307	38,956	1,216
2022	4,987	0	13	0	4,974	2,100	0	2,874	41,830	961
2023	4,588	0	12	0	4,576	2,100	0	2,476	44,307	752
2024	4,221	0	11	0	4,210	2,100	0	2,110	46,417	583
2025	3,883	0	10	0	3,873	2,100	0	1,773	48,191	445
2026	3,573	0	9	0	3,564	2,100	0	1,464	49,654	334
2027	3,287	0	8	0	3,278	2,100	0	1,178	50,833	245
2028	3,024	0	8	0	3,016	2,100	0	916	51,749	173
2029	2,782	0	7	0	2,775	2,100	0	675	52,424	116
2030	2,559	0	6	0	2,553	2,100	0	453	52,877	71

Rem	3,859	0	10	0	3,849	3,558	0	291		41
Total	124,038	0	313	0	123,726	45,558	25,000	53,167		20,723

Lease Name:		ORTH GILLESPIE—PROVED UNDEVELOPED
Company:		LEGEND OIL AND GAS LTD.

January 7, 2012			Gas Price	$0.00	($/unit)
Oil Rate	1.07	(Unit/d)	Flat Period	0	months
Oil Decline	8.00%	(per YR)	Escalation	0	fraction
Gas Rate	0.00	(Unit/d)	Max Price	$0.00	($/unit)
Gas Decline	0.00%	(per YR)	Oil Price	$73.05	($/unit)
Init WI	1.00000	(Fraction)	Flat Period	0	months
Init RI	0.87500	(Fraction)	Escalation	0	fraction
PO-net rev	$0	$	Max Price	$200.00	($/unit)
APO WI	1.00000	(Fraction)	Operating Costs	$135	($/MO/WELL)
APO RI	0.87500	(Fraction)	Flat Period	0	months
Oil Tax	0.0025	(Fraction)	Escalation	0	fraction
Gas Tax	0.0000	(Fraction)	Max Oper Cost	$1,000	($/MO/Well)
Pur-Dev Cos’	$0	(GROSS)	Prod Start Date	201107	(YR MO)
Pur-Dev Cos’	$0	(NET)	Eff. Date	201101	(YR MO)
Init Well Ct	2		Econ. Limit	y	(Y or N)
Risk Fctr	1	(Fraction)	Royality Lease	n	(Y or N)

Life	24.92 years

Discount Rates
0.00%	128,761
10.00%	50,425
20.00%	18,107
30.00%	1,240
40.00%	(8,958)
50.00%	(15,744)
60.00%	(20,569)
70.00%	(24,168)
80.00%	(26,951)
90.00%	(29,166)
100.00%	(30,969)

Prepared by KLH Consulting

155 N. Market Suite 500 Wichita, KS 67202

WWW.KLHOILANDGASCONSULTING.COM

ESTIMATED FUTURE RESERVES AND INCOME

ORTH GILLESPIE—PROVED UNDEVELOPED

LEGEND OIL AND GAS LTD.

		Gross Produclion		Gross			Net Production		Average Prices
Year	Well Cnt	OIL Unit	GAS Unit	Operating Costs	Working Interest	Revenue Interest	OIL Unit	GAS Unit	OIL $/unit	GAS $/unit
2011	2	191	0	3,240	1.00000	0.87500	167	0	73.05	0.00
2012	2	359	0	3,240	1.00000	0.87500	314	0	73.05	0.00
2013	2	330	0	3,240	1.00000	0.87500	289	0	73.05	0.00
2014	2	304	0	3,240	1.00000	0.87500	266	0	73.05	0.00
2015	2	280	0	3,240	1.00000	0.87500	245	0	73.05	0.00
2016	2	257	0	3,240	1.00000	0.87500	225	0	73.05	0.00
2017	2	237	0	3,240	1.00000	0.87500	207	0	73.05	0.00
2018	2	218	0	3,240	1.00000	0.87500	191	0	73.05	0.00
2019	2	200	0	3,240	1.00000	0.87500	175	0	73.05	0.00
2020	2	184	0	3,240	1.00000	0.87500	161	0	73.05	0.00
2021	2	.170	0	3,240	1.00000	0.87500	148	0	73.05	0.00
2022	2	156	0	3,240	1.00000	0.87500	137	0	73.05	0.00
2023	2	144	0	3,240	1.00000	0.87500	126	0	73.05	0.00
2024	2	132	0	3,240	1.00000	0.87500	116	0	73.05	0.00
2025	2	122	0	3,240	1.00000	0.87500	106	0	73.05	0.00
2026	2	112	0	3,240	1.00000	0.87500	98	0	73.05	0.00
2027	2	103	0	3,240	1.00000	0.87500	90	0	73.05	0.00
2028	2	95	0	3,240	1.00000	0.87500	83	0	73.05	0.00
2029	2	87	0	3,240	1.00000	0.87500	76	0	73.05	0.00
2030	2	80	0	3,240	1.00000	0.87500	70	0	73.05	0.00

Rem	2	310	0	15,944	1.00000	0.87500	271	0	73.05	0.00
Total		4,070	0	80,744			3,561	0	73.05	0.00

			Production/		FGR After	Net	Purchase/	Future Net		Disc Net
	Gross Revenue		AD VAL TAX		Production	Oper	Devel	Income		10.00%
Year	OIL	GAS	$ OIL	$ GAS	$ Taxes	Costs	Costs	Annual	Cumulative	Annual
2011	12,218	0	31	0	12,188	3,240	50,000	(41,052)	(41,052)	(41,469)
2012	22,960	0	58	0	22,903	3,240	0	19,663	(21,390)	17,043
2013	21,124	0	53	0	21,070	3,240	0	17,830	(3,559)	14,050
2014	19,434	0	49	0	19,385	3,240	0	16,145	12,585	11,565
2015	17,879	0	45	0	17,834	3,240	0	14,594	27,179	9,504
2016	16,449	0	41	0	16,407	3,240	0	13,167	40,347	7,795
2017	15,133	0	38	0	15,095	3,240	0	11,855	52,201	6,380
2018	13,922	0	35	0	13,887	3,240	0	10,647	62,848	5,209
2019	12,808	0	32	0	12,776	3,240	0	9,536	72,385	4,242
2020	11,784	0	30	0	11,754	3,240	0	8,514	80,899	3,443
2021	10,841	0	27	0	10,814	3,240	0	7,574	88,472	2,784
2022	9,974	0	25	0	9,949	3,240	0	6,709	95,181	2,242
2023	9,176	0	23	0	9,153	3,240	0	5,913	101,094	1,796
2024	8,442	0	21	0	8,421	3,240	0	5,181	106,274	1,431
2025	7,766	0	20	0	7,747	3,240	0	4,507	110,781	1,132
2026	7,145	0	18	0	7,127	3,240	0	3,887	114,668	887
2027	6,574	0	17	0	6,557	3,240	0	3,317	117,985	688
2028	6,048	0	15	0	6,032	3,240	0	2,792	120,778	527
2029	5,564	0	14	0	5,550	3,240	0	2,310	123,087	396
2030	5,119	0	13	0	5,106	3,240	0	1,866	124,953	291

Rem	19,802	0	50	0	19,752	15,944	0	3,808		488
Total	260,161	0	656	0	259,505	80,744	50,000	128,761		50,425

Lease Name:		PATRICK COLLINS —PROVED UNDEVELOPED
Company:		LEGEND OIL AND GAS LTD.

January 7, 2012			Gas Price	$0.00	($/unit)
Oil Rate	1.07	(Unit/d)	Flat Period	0	months
Oil Decline	8.00%	(per YR)	Escalation	$0	fraction
Gas Rate	0.00	(Unit/d)	Max Price	0.00	($/unit)
Gas Decline	0.00%	(per YR)	Oil Price	$73.05	($/unit)
Init WI	1.00000	(Fraction)	Flat Period	0	months
Init RI	0.87500	(Fraction)	Escalation	0	fraction
PO-net rev	$0	$	Max Price	$200.00	($/unit)
APO WI	1.00000	(Fraction)	Operating Costs	$215	($/MO/WELL)
APO RI	0.87500	(Fraction)	Flat Period	0	months
Oil Tax	0.0025	(Fraction)	Escalation	0	fraction
Gas Tax	0.0000	(Fraction)	Max Oper Cost	$1,000	($/MO/Well)
Pur-Dev Cos’	$0	(GROSS)	Prod Start Date	201108	(YR MO)
Pur-Dev Cos’	$0	(NET)	Eff. Date	201101	(YR MO)
Init Well Ct	2		Econ. Limit	y	(Y or N)
Risk Fctr	1	(Fraction)	Royality Lease	n	(Y or N)

Life	19.05 years

Discount Rates
0.00%	86,161
10.00%	31,710
20.00%	6,485
30.00%	(7,415)
40.00%	(16,039)
50.00%	(21,851)
60.00%	(26,009)
70.00%	(29,118)
80.00%	(31,524)
90.00%	(33,437)
100.00%	(34,991)

Prepared by KLH Consulting

155 N. Market Suite 500 Wichita, KS 67202

WWW.KLHOILANDGASCONSULTING.COM

ESTIMATED FUTURE RESERVES AND INCOME

PATRICK COLLINS—PROVED UNDEVELOPED

LEGEND OIL AND GAS LT D.

		Gross Production		Gross			Net Production		Average Prices
Year	Well Cnt	OIL Unit	GAS Unit	Operating Costs	Working Interest	Revenue Interest	OIL Unit	GAS Unit	OIL $/unit	GAS $/unit
2011	2	160	0	5,160	1.00000	0.87500	140	0	73.05	0.00
2012	2	362	0	5,160	1.00000	0.87500	317	0	73.05	0.00
2013	2	333	0	5,160	1.00000	0.87500	291	0	73.05	0.00
2014	2	306	0	5,160	1.00000	0.87500	268	0	73.05	0.00
2015	2	282	0	5,160	1.00000	0.87500	246	0	73.05	0.00
2016	2	259	0	5,160	1.00000	0.87500	227	0	73.05	0.00
2017	2	238	0	5,160	1.00000	0.87500	209	0	73.05	0.00
2018	2	219	0	5,160	1.00000	0.87500	192	0	73.05	0.00
2019	2	202	0	5,160	1.00000	0.87500	177	0	73.05	0.00
2020	2	186	0	5,160	1.00000	0.87500	162	0	73.05	0.00
2021	2	171	0	5,160	1.00000	0.87500	149	0	73.05	0.00
2022	2	157	0	5,160	1.00000	0.87500	137	0	73.05	0.00
2023	2	145	0	5,160	1.00000	0.87500	126	0	73.05	0.00
2024	2	133	0	5,160	1.00000	0.87500	116	0	73.05	0.00
2025	2	122	0	5,160	1.00000	0.87500	107	0	73.05	0.00
2026	2	113	0	5,160	1.00000	0.87500	98	0	73.05	0.00
2027	2	104	0	5,160	1.00000	0.87500	91	0	73.05	0.00
2028	2	95	0	5,160	1.00000	0.87500	83	0	73.05	0.00
2029	2	88	0	5,160	1.00000	0.87500	77	0	73.05	0.00
2030	2	4	0	236	1.00000	0.87500	3	0	73.05	0.00

Rem	0	0	0	0	1.00000	0.87500	0	0	0.00	0.00
Total		3,677	0	98,276			3,217	0	73.05	0.00

			Production/		FGR After	Net	Purchase/	Future Net		Disc Net
	Gross Revenue		AD VAL TAX		Production	Oper	Devel	Income		10.00%
Year	OIL	GAS	$ OIL	$ GAS	$ Taxes	Costs	Costs	Annual	Cumulative	Annual
2011	10,217	0	26	0	10,191	5,160	50,000	(44,969)	(44,969)	(45,203)
2012	23,121	0	58	0	23,062	5,160	0	17,902	(27,066)	15,517
2013	21,271	0	54	0	21,217	5,160	0	16,057	(11,009)	12,653
2014	19,569	0	49	0	19,520	5,160	0	14,360	3,351	10,287
2015	18,004	0	45	0	17,958	5,160	0	12,798	16,149	8,335
2016	16,563	0	42	0	16,522	5,160	0	11,362	27,511	6,726
2017	15,238	0	38	0	15,200	5,160	0	10,040	37,551	5,404
2018	14,019	0	35	0	13,984	5,160	0	8,824	46,375	4,317
2019	12,898	0	33	0	12,865	5,160	0	7,705	54,080	3,427
2020	11,866	0	30	0	11,836	5,160	0	6,676	60,756	2,700
2021	10,917	0	28	0	10,889	5,160	0	5,729	66,485	2,106
2022	10,043	0	25	0	10,018	5,160	0	4,858	71,343	1,623
2023	9,240	0	23	0	9,217	5,160	0	4,057	75,400	1,232
2024	8,501	0	21	0	8,479	5,160	0	3,319	78,719	917
2025	7,821	0	20	0	7,801	5,160	0	2,641	81,360	663
2026	7,195	0	18	0	7,177	5,160	0	2,017	83,377	460
2027	6,619	0	17	0	6,603	5,160	0	1,443	84,819	299
2028	6,090	0	15	0	6,074	5,160	0	914	85,734	173
2029	5,603	0	14	0	5,589	5,160	0	429	86,162	73
2030	236	0	1	0	235	236	0	(1)	86,161	(0)

Rem	0	0	0	0	0	0	0	0		0
Total	235,030	0	592	0	234,437	98,276	50,000	86,161		31,710